UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 22, 2006

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
--------------------------------------------------------------------------------
           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          1-13794                                         13-3818402
         33-90786                                         13-3818407
        33-90786-01                                       13-3818405
--------------------------------------------------------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                          08401
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Employment Agreements
---------------------

         On September 22, 2006, Trump Entertainment Resorts Holdings, L.P. ("TERH"), a wholly-owned subsidiary of Trump Entertainment Resorts, Inc. ("TER"; and together with TERH and TER's other subsidiaries, the "Company") entered into new employment agreements (collectively, the "Employment Agreements") with Dale
R. Black, Executive Vice President, Chief Financial Officer; John P. Burke, Executive Vice President, Corporate Treasurer; Joseph A. Fusco, Executive Vice President, Government Relations & Regulatory Affairs; Paul B. Keller, Executive Vice President, Design & Construction; Craig D. Keyser, Executive Vice President, Human Resources and Administration; Virginia McDowell, Executive Vice President, Chief Information Officer; Robert M. Pickus, Executive Vice President and General Counsel; and Richard M. Santoro, Executive Vice President, Asset Protection and Risk Management (collectively, the "Employees").

         The Employment Agreements set forth each Employee's respective position, annual base salary and benefits. Messrs. Black, Burke, Fusco, Keller, Keyser, Pickus and Santoro, receive an annual base salary of $350,000, $235,000, $350,000, $350,000, $275,000, $350,000 and $210,000, respectively. Ms.
McDowell's annual base salary is $350,000. Each Employee is eligible to receive an annual incentive bonus equal to a percentage of their annual salary upon achievement of financial parameters as approved by the Company's compensation committee. Mr. Black is eligible to receive an annual incentive bonus equal to an amount ranging from 60% to 100% of his annual base salary upon achievement of certain financial parameters to be approved by the Company's compensation committee.

         Each Employee is eligible to receive grants of equity compensation awards under any long term incentive program adopted by the Company's compensation committee. The Employment Agreements provide these grants will vest immediately in the event of a change of control or a change of control with special circumstances. Each Employee is eligible for benefits and perquisites which the Company provides to its employees generally, as determined by the Company, for similarly situated executives.

         Each Employee receives fifty-two weeks of their respective base salary and a pro rata bonus for the then current year based on performance of the Company in the event of termination without cause by the Company or for good reason by the Employee. In the event of a change of control or a change in control with special circumstances, each Employee receives two times such Employee's annual base salary plus actual the annual incentive plan bonus paid to such Employee in the prior year. Any severance payments provided for in the Employment Agreements are conditioned upon the Company receiving a release from the Employee.

         Pursuant to the Employment Agreements, each Employee is subject to certain non-competition obligations in the event of termination of employment without good reason by the Employee or for cause by the Company. Each Employee is also subject to certain non-solicitation obligations with respect to Company employees and customers after termination of employment, subject to certain exceptions provided for in the Employment Agreements.

         Each of the Employment Agreements are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated by reference herein. Terms not defined herein have the meanings ascribed to them in the Employment Agreements.

Amended Right of First Offer Agreement
--------------------------------------

         On September 22, 2006, the Company executed an amendment (the "Amendment") to the Right of First Offer Agreement (the "ROFO Agreement") with Trump Organization LLC (the "Developer"), Mr. Donald Trump's controlled affiliate. Pursuant to the ROFO Agreement, the Company granted the Developer a right of first offer to serve as development manager, project manager, construction manager and/or general contractor for the development, redevelopment, renovation, improvement, alteration, construction, restoration or rehabilitation of certain projects (the "Development Services") relating to the business of acquiring, developing, owning and operating casinos, casino hotels, hotels and related hospitality lodging with an initial an initial budget of at least $35 million (a "Covered Project") to be performed by third parties on the Company's existing and future properties. The ROFO Agreement sets forth the terms, conditions and parameters for the negotiations of the terms of any services to be provided by the Developer.

         The Company entered into the Amendment in order to utilize additional services and the expertise of the Developer in large scale development projects, negotiating trade and other contracts and to achieve cost savings that may not otherwise be available to the Company. Pursuant to the Amendment, the Company retained the Developer to provide the following additional services for Covered
Projects: (i) review and comment on the design direction for Covered Projects undertaken by the Company or its affiliates; (ii) consult on the selection of and fees associated with the construction manager or similar construction professionals that will provide professional construction management or similar services for Covered Projects; and (iii) negotiate, in conjunction with the Company and the Company's construction manger (the "Cost Savings Services"), all proposals or offers to provide goods or services for compensation in excess of $1 million with respect to a Covered Project received from any third party in response to a Company bid package or other solicitation ("Bid").

         The Cost Savings Services provided by the Developer pursuant to the terms of the Amendment are separate and independent from the Developer's right of first offer for Development Services under the ROFO Agreement. In the event the Developer exercises the right of first offer with respect to the Development Services for a Covered Project, the Amendment terminates with respect to the Cost Savings Services and the Developer will not be eligible to perform the Cost Savings Services for the Company.

         The Amendment is effective as of May 1, 2006 (the "Effective Date") and terminates on May 19, 2008 (the "Term"). Pursuant to the Amendment, the Developer will receive $50,000 per month for each month of the Term and 25% of the difference between the total dollar amount of any Bid and the final dollar amount of any agreement ultimately entered into between the Company and a third party following negotiations with the Developer, not to exceed $5,000,000 during the Term (subject to the payment of a bonus to the Developer at the Company's discretion and reasonable expense reimbursement).

         The Amendment is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated by reference herein. Terms not defined herein have the meanings ascribed to them in the Amendment.

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         As described in Item 1.01 above, the Company has entered into new employment agreements with certain Employees. The former employment agreements with each Employee have therefore been terminated. The information included in
Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

ITEM 8.01         OTHER EVENTS

         On September 18, 2006, the Superior Court of New Jersey entered a Consent Order of Settlement and Dismissal (the "Order") with respect to a complaint filed by the Company against the South Jersey Transportation Authority (the "SJTA") on November 13, 2003, pursuant to which the Company asserted that the SJTA breached their development agreement (the "Development Agreement") with the Company (the "Litigation").

         Pursuant to the terms of the Order, the Company and the SJTA agreed to settle the Litigation. SJTA will pay the Company a total of $1,750,000 in two installments, in exchange for which the Company has agreed to release the SJTA from all claims related to the Litigation. The first installment of $1,000,000 is due on or before October 16, 2006 and the second installment of $750,000 is due on or before March 30, 2007.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

         10.1     Employment Agreement with Dale R. Black, dated September 22,
                  2006.

         10.2     Employment Agreement with John P. Burke, dated September 22,
                  2006.

         10.3     Employment Agreement with Joseph A. Fusco, dated September 22,
                  2006.

         10.4     Employment Agreement with Paul B. Keller, dated September 22,
                  2006.

         10.5     Employment Agreement with Craig D. Keyser, dated September 22,
                  2006.

         10.6 Employment Agreement with Virginia McDowell, dated September 22, 2006.

         10.7 Employment Agreement with Robert M. Pickus, dated September 22, 2006.

         10.8 Employment Agreement with Richard M. Santoro, dated September 22, 2006.

         10.9 Amended Right of First Offer Agreement, made by Trump Entertainment Resorts, Inc. and Trump Entertainment Resorts Holdings, L.P. to Trump Organization LLC.

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 28, 2006


                                     TRUMP ENTERTAINMENT RESORTS, INC.



                                     By:   /s/  Robert M. Pickus
                                         ---------------------------------------
                                     Name:    Robert M. Pickus
                                     Title:   Executive Vice President and
                                              Secretary



                                     TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                                     By:   /s/  Robert M. Pickus
                                         ---------------------------------------
                                     Name:    Robert M. Pickus
                                     Title:   Executive Vice President and
                                              Secretary


                                     TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                                     By:   /s/  Robert M. Pickus
                                         ---------------------------------------
                                     Name:    Robert M. Pickus
                                     Title:   Executive Vice President and
                                              Secretary